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Exhibit 99.2

Supplemental Financial Information
For the three and nine months ended September 30, 2008

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

        This supplemental financial information should be read in connection with the Company's third quarter 2008 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date November 4, 2008) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of September 30, 2008, the Operating Partnership owned or had an ownership interest in 72 regional shopping centers and 19 community shopping centers aggregating approximately 77 million square feet of gross leasable area ("GLA"). These 91 regional and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information that constitutes forward-looking statements and includes information regarding expectations regarding the Company's refinancing, development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions; adverse changes in the real estate markets; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up. Real estate development, redevelopment and expansion activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K/A for the year ended December 31, 2007 and the Quarterly Reports on Form 10-Q, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	9/30/2008	12/31/2007	12/31/2006	12/31/2005
	dollars in thousands except per share data

Closing common stock price per share	$63.65	$71.06	$86.57	$67.14
52 week high	$93.45	$103.59	$87.10	$71.22
52 week low	$51.52	$69.44	$66.70	$53.10
Shares outstanding at end of period
Class A participating convertible preferred units	—	2,855,393	2,855,393	2,855,393
Class A non-participating convertible preferred units	193,164	219,828	287,176	287,176
Series A cumulative convertible redeemable preferred stock	—	3,067,131	3,627,131	3,627,131
Common shares and partnership units	88,509,581	84,864,600	84,767,432	73,446,422

Total common and equivalent shares/units outstanding	88,702,745	91,006,952	91,537,132	80,216,122

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,926,638	$7,507,559	$6,620,271	$6,863,690
Equity market capitalization	5,645,930	6,466,954	7,924,369	5,385,710

Total market capitalization	$13,572,568	$13,974,513	$14,544,640	$12,249,400

Leverage ratio (%)(a)	58.40%	53.7%	45.5%	56.0%
Floating rate debt as a percentage of total market capitalization	12.3%	8.0%	9.5%	13.0%
Floating rate debt as a percentage of total debt	21.08%	14.8%	20.8%	35.7%

(a)
Debt as a percentage of total market capitalization

Portfolio Capitalization at September 30, 2008

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Participating Convertible Preferred Units ("PCPUs")	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Series A Cumulative Convertible Redeemable Preferred Stock	Total Common and Equivalent Shares/ Units

Balance as of December 31, 2007	12,552,837	72,311,763	2,855,393	219,828	3,067,131	91,006,952
Redemption of PCPUs in exchange for the distribution of interests in properties			(2,855,393)			(2,855,393)
Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share or unit-based plans	6,821	219,107				225,928

Balance as of March 31, 2008	12,559,658	72,530,870	—	219,828	3,067,131	88,377,487

Conversion of partnership units to common shares	(48,625)	48,625	—	—	—	—
Conversion of partnership units to cash	(6,397)	—	—	—	—	(6,397)
Conversion of NPCPUs to common shares	—	9,999	—	(9,999)	—	—
Conversion of preferred stock to common shares	—	2,022,860	—	—	(2,022,860)	—
Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share- or unit-based plans	—	11,640	—	—	—	11,640

Balance as of June 30, 2008	12,504,636	74,623,994	—	209,829	1,044,271	88,382,730

Conversion of partnership units to common shares	(75,385)	75,385	—	—	—	—
Conversion of partnership units to cash	(5,537)	—	—	—	—	(5,537)
Conversion of NPCPUs to common shares	—	16,665	—	(16,665)	—	—
Conversion of preferred stock to common shares	—	1,044,271	—		(1,044,271)	—
Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share or unit based plans	—	325,552	—	—	—	325,552

Balance as of September 30, 2008	12,423,714	76,085,867	—	193,164	—	88,702,745

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of September 30,
	2008	2007

Straight line rent receivable	$60.8	$56.4

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2008	2007	2008	2007
	dollars in millions

Lease termination fees	$4.0	$5.1	$8.8	$11.6
Straight line rental income	$3.0	$4.1	$7.8	$8.9
Gain on sales of undepreciated assets	$0.6	$0.1	$3.6	$0.8
Amortization of acquired above- and below-market leases (SFAS 141)	$4.7	$4.0	$13.2	$11.5
Amortization of debt premiums	$2.7	$3.2	$8.2	$10.6
Interest capitalized	$11.9	$10.4	$28.7	$26.0

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Nine Months Ended 9/30/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
	dollars in millions

Consolidated Centers
Acquisitions of property and equipment	$75.9	$387.9	$580.5
Development, redevelopment and expansions of Centers	382.6	545.9	184.3
Renovations of Centers	5.2	31.1	51.4
Tenant allowances	10.0	28.0	27.0
Deferred leasing charges	17.8	21.6	21.6

Total	$491.5	$1,014.5	$864.8
Joint Venture Centers(a)
Acquisitions of property and equipment	$266.4	$24.8	$28.7
Development, redevelopment and expansions of Centers	30.1	33.5	48.8
Renovations of Centers	2.5	10.5	8.1
Tenant allowances	5.2	15.1	13.8
Deferred leasing charges	3.5	4.2	4.3

Total	$307.7	$88.1	$103.7

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Wholly Owned Centers	Joint Venture Centers	Total Centers

9/30/2008(b)	$442	$483	$463
12/31/2007(c)	$453	$488	$472
12/31/2006	$435	$470	$452
12/31/2005	$395	$440	$417

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

    (b)
    Due to tenant sales reporting timelines, the data presented is as of August 31, 2008.

    (c)
    Due to tenant sales reporting timelines, the data presented is as of November 30, 2007. Sales per square foot were $472 after giving effect to the Rochester Redemption, including The Shops at North Bridge and excluding the Community/Specialty Centers.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Wholly Owned Centers(a)	Joint Venture Centers(a)	Total Centers(a)

9/30/2008	92.2%	93.3%	92.8%
12/31/2007	92.8%	94.0%	93.5%
12/31/2006	93.0%	94.2%	93.6%
12/31/2005	93.2%	93.8%	93.5%

    (a)
    Occupancy data excludes space under development and redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)	Average Base Rent PSF on Leases Commencing During the Period(b)	Average Base Rent PSF on Leases Expiring(c)

Wholly Owned Centers
9/30/2008	$41.15	$43.23	$35.14
12/31/2007	$38.49	$43.23	$34.21
12/31/2006	$37.55	$38.40	$31.92
12/31/2005	$34.23	$35.60	$30.71
Joint Venture Centers
9/30/2008	$41.71	$48.67	$37.61
12/31/2007	$38.72	$47.12	$34.87
12/31/2006	$37.94	$41.43	$36.19
12/31/2005	$36.35	$39.08	$30.18

(a)
Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Tucson La Encantada and the expansion area of Queens Center were excluded for Year 2005. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2007 and the nine months ended September 30, 2008. Leases for Santa Monica Place were excluded for the nine months ended September 30, 2008.

(b)
The average base rent per square foot on lease signings commencing during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Lease signings for Tucson La Encantada and the expansion area of Queens Center were excluded for Year 2005. Lease signings for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2007 and the nine months ended September 30, 2008. Lease signings for Santa Monica Place were excluded for the nine months ended September 30, 2008.

(c)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Tucson La Encantada and the expansion area of Queens Center were excluded for Year 2005. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2007 and the nine months ended September 30, 2008. Leases for Santa Monica Place were excluded for the nine months ended September 30, 2008.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2007	2006	2005

Wholly Owned Centers
Minimum rents	8.0%	8.1%	8.3%
Percentage rents	0.4%	0.4%	0.5%
Expense recoveries(a)	3.8%	3.7%	3.6%

Total	12.2%	12.2%	12.4%

	For Years Ended December 31,
	2007	2006	2005

Joint Venture Centers
Minimum rents	7.3%	7.2%	7.4%
Percentage rents	0.5%	0.6%	0.5%
Expense recoveries(a)	3.2%	3.1%	3.0%

Total	11.0%	10.9%	10.9%

(a)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Summarized Balance Sheet Information

	September 30, 2008	December 31, 2007

Cash and cash equivalents	$48,822	$85,273
Investment in real estate, net(a)	6,404,703	6,187,473
Investment in unconsolidated entities(b)	1,012,329	785,643
Total assets	8,074,670	7,937,097
Mortgage and notes payable	6,033,809	5,762,958
Pro rata share of debt on unconsolidated entities	1,959,642	$1,820,411

(a)
Includes construction in process on wholly owned assets of $724,954 at September 30, 2008 and $442,670 at December 31, 2007.

(b)
The Company's pro rata share of construction in process on unconsolidated entities was $85,898 at September 30, 2008 and $68,627 at December 31, 2007.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of September 30, 2008
	Fixed Rate	Variable Rate(a)	Total
	dollars in thousands

Consolidated debt	$4,494,923	$1,472,073	$5,966,996
Unconsolidated debt	1,761,003	198,639	1,959,642

Total debt	$6,255,926	$1,670,712	$7,926,638
Weighted average interest rate	5.65%	4.53%	5.42%
Weighted average maturity (years)			3.31

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

 The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date (at Company's pro rata share)

	As of September 30, 2008
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
I. Consolidated Assets:
Queens Center	03/01/09	7.11%	$89,333	$—	$89,333
South Plains Mall	03/01/09	8.29%	57,987	—	57,987
Carmel Plaza	05/01/09	8.18%	25,922	—	25,922
Paradise Valley Mall	05/01/09	5.89%	20,507	—	20,507
Northridge Mall	07/01/09	4.94%	80,030	—	80,030
Wilton Mall	11/01/09	4.79%	43,121	—	43,121
Macerich Partnership Term Loan (b)	04/26/10	6.50%	448,125	—	448,125
Macerich Partnership Line of Credit (c)	04/26/10	6.23%	400,000	—	400,000
Vintage Faire Mall	09/01/10	7.91%	63,601	—	63,601
Santa Monica Place	11/01/10	7.79%	78,186	—	78,186
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	171,570	—	171,570
Shoppingtown Mall	05/11/11	5.01%	43,449	—	43,449
Capitola Mall	05/15/11	7.13%	37,966	—	37,966
Freehold Raceway Mall	07/07/11	4.68%	173,248	—	173,248
Pacific View	08/31/11	7.25%	81,205	—	81,205
Pacific View	08/31/11	7.00%	6,556	—	6,556
Rimrock Mall	10/01/11	7.56%	42,328	—	42,328
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,543	—	8,543
The Macerich Company—Convertible Senior Notes (d)	03/15/12	3.66%	943,441	—	943,441
Tucson La Encantada	06/01/12	5.84%	78,000	—	78,000
Chandler Fashion Center	11/01/12	5.20%	100,871	—	100,871
Chandler Fashion Center	11/01/12	6.00%	66,469	—	66,469
Towne Mall	11/01/12	4.99%	14,487	—	14,487
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Queens Center	03/31/13	7.00%	214,301	—	214,301
Greeley—Defeaseance	09/01/13	6.34%	27,204	—	27,204
FlatIron Crossing	12/01/13	5.26%	185,137	—	185,137
Great Northern Mall	12/01/13	5.19%	39,772	—	39,772
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
Fresno Fashion Fair	08/01/15	6.76%	169,854	—	169,854
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
Valley River Center	02/01/16	5.60%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,688	—	15,688
Chesterfield Towne Center	01/01/24	9.07%	54,522	—	54,522

Total Fixed Rate Debt for Consolidated Assets		5.59%	$4,494,923	$—	$4,494,923

Twenty Ninth Street	06/05/09	4.19%	$—	$115,000	$115,000
La Cumbre Plaza	08/09/09	3.87%	—	30,000	30,000
Promenade at Casa Grande (e)	08/16/09	5.02%	—	49,706	49,706
Panorama Mall	02/28/10	4.25%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	4.54%	—	622,750	622,750
Cactus Power Center (f)	03/14/11	4.54%	—	339	339
Victor Valley, Mall of	05/06/11	4.35%	—	100,000	100,000
Westside Pavilion	06/05/11	5.13%	—	175,000	175,000
SanTan Village Regional Center (g)	06/13/11	5.27%	—	107,164	107,164
Oaks, The	07/10/11	4.54%	—	165,000	165,000
Oaks, The	07/10/11	5.49%	—	57,114	57,114

Total Floating Rate Debt for Consolidated Assets		4.65%	$—	$1,472,073	$1,472,073

Total Debt for Consolidated Assets		5.36%	$4,494,923	$1,472,073	$5,966,996

II. Unconsolidated Assets:
Chandler Festival (50%) (h)	10/01/08	4.37%	$14,639	$—	$14,639
Chandler Gateway (50%) (i)	10/01/08	5.19%	9,265	—	9,265
Washington Square (51%) (j)	02/01/09	6.72%	48,623	—	48,623
Metrocenter Mall (15%) (k)	02/09/09	5.34%	16,800	—	16,800
Inland Center (50%)	02/11/09	4.69%	27,000	—	27,000
The Shops at North Bridge (50%)	07/01/09	4.67%	102,885	—	102,885
Biltmore Fashion Park (50%)	07/10/09	4.70%	36,989	—	36,989

 The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of September 30, 2008
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
Redmond Office (51%)	07/10/09	6.77%	$32,035	$—	$32,035
Redmond Retail (51%)	08/01/09	4.81%	36,300	—	36,300
Corte Madera, The Village at (50.1%)	11/01/09	7.75%	32,214	—	32,214
Ridgmar (50%)	04/11/10	6.11%	28,700	—	28,700
Kitsap Mall/Place (51%)	06/01/10	8.14%	28,900	—	28,900
Cascade (51%)	07/01/10	5.28%	19,868	—	19,868
Stonewood Mall (51%)	12/11/10	7.44%	37,389	—	37,389
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	26,150	—	26,150
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
NorthPark Center (50%)	05/10/12	5.96%	92,474	—	92,474
NorthPark Center (50%)	05/10/12	8.33%	41,250	—	41,250
NorthPark Land (50%)	05/10/12	8.33%	39,843	—	39,843
Kierland Greenway (24.5%)	01/01/13	6.01%	15,551	—	15,551
Kierland Main Street (24.5%)	01/02/13	4.99%	3,768	—	3,768
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
Tysons Corner (50%)	02/17/14	4.78%	166,567	—	166,567
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%) (l)	08/15/15	6.12%	74,927	—	74,927
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	59,331	—	59,331
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	23,100	—	23,100
West Acres (19%)	10/01/16	6.41%	12,861	—	12,861
Wilshire Building (30%)	01/01/33	6.35%	1,844	—	1,844

Total Fixed Rate Debt for Unconsolidated Assets		5.81%	$1,761,003	$—	$1,761,003

Kierland Tower Lofts (15%)	12/14/08	5.00%	$—	$1,973	$1,973
Washington Square (51%)	02/01/09	4.49%	—	16,206	16,206
Metrocenter Mall (15%)	02/09/09	8.02%	—	3,240	3,240
Desert Sky Mall (50%)	03/06/09	3.59%	—	25,750	25,750
NorthPark Land (50%)	08/30/09	5.00%	—	3,500	3,500
Superstition Springs Center (33.3%)	09/09/09	2.87%	—	22,498	22,498
Camelback Colonnade (75%)	10/09/09	3.18%	—	31,125	31,125
Boulevard Shops (50%)	12/17/10	4.09%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	3.64%	—	8,643	8,643
Market at Estrella Falls (35.1%)	06/01/11	5.59%	—	8,704	8,704
Los Cerritos Center (51%)	07/01/11	3.20%	—	66,300	66,300

Total Floating Rate Debt for Unconsolidated Assets		3.62%	$—	$198,639	$198,639

Total Debt for Unconsolidated Assets		5.59%	$1,761,003	$198,639	$1,959,642

Total Debt (at Company's pro rata share)		5.42%	$6,255,926	$1,670,712	$7,926,638

Percentage to Total			78.92%	21.08%	100.00%

a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
This debt has an interest rate swap agreement which effectively fixed the interest rate from December 1, 2005 to April 25, 2010.

(c)
This debt has an interest rate swap agreement which effectively fixed the interest rate from September 12, 2006 to April 25, 2011.

(d)
These convertible senior notes were issued on 3/16/07 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $6.6 million and the annual interest rate represents the effective interest rate, including the discount.

(e)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(f)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 52.2%.

(g)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.7%.

(h)
On October 1, 2008, this loan was refinanced for $29.7 million at a fixed interest rate of 6.15% maturing November 1, 2015.

(i)
On October 1, 2008, this loan was refinanced for $18.9 million at a fixed interest rate of 6.15% maturing November 1, 2015.

(j)
The Company has reached agreement on a $250 million, seven year fixed rate loan at 6.00% and expects to close the loan in 2008.

(k)
This debt has an interest rate swap agreement which effectively fixed the interest rate from January 15, 2005 to February 15, 2009.

(l)
On July 31, 2008, the joint venture replaced the existing loan on the property with a new $150.0 million loan, bearing interest at 6.11%.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
2008 Summary of Financing Activity (at Company's pro rata share)

Center/Entity (dollars in thousands)	Sales PSF as of 12/31/07	Maturity Date	Total Debt Maturing in 2008 (Balance at Refinance)	Less Debt with Extension Options	Net Debt Maturing in 2008	New Loan Proceeds	Unfunded New Loan Proceeds— construction loans	Net Proceeds Over Existing Loan
Financings completed in 2008:
Victor Valley	$480	Yr 2008	$51,000	$—	$51,000	$100,000	$—	$49,000
SanTan Regional Mall (84.7%) (a)	n/a	n/a	—	—	—	99,146	27,964	127,110
Westside Pavilion	$481	Yr 2008	91,271	—	91,271	175,000	—	83,729
Fresno Fashion Fair	$545	Yr 2008	63,068	—	63,068	170,000	—	106,932
Oaks, The (b)	n/a	n/a	—	—	—	222,000	78,000	300,000
Broadway Plaza (50%)	$768	Yr 2008	29,428	—	29,428	75,000	—	45,572
Estrella Falls Marketplace (35.1%) (c)	n/a	n/a	—	—	—	—	28,080	28,080
Cactus Power Center (52.2%) (d)	n/a	n/a	—	—	—	—	52,722	52,722
Chandler Festival (50%)—closed 10/1/08	$287	Yr 2008	14,639	—	14,639	14,850	—	211
Chandler Gateway (50%)—closed 10/1/08	$396	Yr 2008	9,265	—	9,265	9,450	—	185
South Towne—closed 10/16/08	$433	Yr 2008	64,000	—	64,000	90,000	—	26,000
Village Fair North	$235	Yr 2008	10,880	—	10,880	—	—	(10,880)
2008 maturities extended:
Camelback Colonnade (75%)		10/09/09	31,125	31,125	—	—	—	—
Desert Sky (50%)		03/06/09	25,750	25,750	—	—	—	—
La Cumbre Plaza		08/09/09	30,000	30,000	—	—	—	—
NorthPark Land (50%)		08/30/09	3,500	3,500	—	—	—	—
Superstition Springs Center (33%)		09/09/09	22,498	22,498	—	—	—	—
Remaining 2008 maturities:
Kierland Tower Lofts (15%) (e)		12/14/08	1,973	—	1,973	1,973	—	—

Total / Average	$453		$448,397	$112,873	$335,524	$957,419	$186,766	$808,661

(a)
This is a construction loan of $150 million (Company's pro rata share is $127.1 million). The remainder is anticipated to fund in 2008 and 2009.

(b)
This is a construction loan of $300 million. The remainder is anticipated to fund in 2008 and 2009.

(c)
This is a construction loan of $101 million (Company's pro rata share is $52.7 million), to be funded as project is completed.

(d)
This is a construction loan of $80 million (Company's pro rata share is $28.1 million), to be funded as project is completed.

(e)
This loan is currently under negotiation for a two year extension.

  The Macerich Company
  Supplemental Financial and Operating Information (Unaudited)
  2009 Summary of Financing Plan (at Company's pro rata share)

Center/Entity (dollars in thousands)	Sales PSF as of 12/31/07	Maturity Date	Total Debt Maturing in 2009 (Balance as of 9/30/08)	Less Debt with Extension Options	Net Debt Maturing in 2009	Estimated New Loan Range—Low End (a)	Estimated New Loan Range—High End (a)	Estimated Net Proceeds Over Existing Loan—@ Low End of Range (a)
2009 loans maturing:
Biltmore Fashion Park (50%)	$821	07/10/09	$36,989		$36,989	$50,000	$55,000	$13,011
Carmel Plaza	$551	05/01/09	25,922		25,922	28,000	32,000	2,078
Corte Madera, The Village at (50.1%)	$875	11/01/09	32,214		32,214	70,000	75,000	37,786
Inland Center (50%)	$463	02/11/09	27,000		27,000	30,000	35,000	3,000
La Cumbre Plaza	$446	08/09/09	30,000		30,000	27,000	32,000	(3,000)
Northridge Mall	$350	07/01/09	80,030		80,030	100,000	110,000	19,970
Paradise Valley Mall	$368	05/01/09	20,507		20,507	135,000	145,000	114,493
Queens Center	$845	03/01/09	89,333		89,333	160,000	170,000	70,667
Redmond Office (51%)	n/a	07/10/09	32,035		32,035	35,000	40,000	2,965
Redmond Retail (51%)	$382	08/01/09	36,300		36,300	35,000	40,000	(1,300)
South Plains Mall	$370	03/01/09	57,987		57,987	90,000	100,000	32,013
The Shops at North Bridge (50%)	$843	07/01/09	102,885		102,885	125,000	135,000	22,115
Wilton Mall	$325	11/01/09	43,121		43,121	50,000	60,000	6,879
Washington Square (51%) (b)	$709	02/01/09	48,623		48,623	127,500	127,500	78,877
Washington Square (51%)		02/01/09	16,206		16,206	—	—	(16,206)
2009 loans with extension options:
Camelback Colonnade (75%)		10/09/09	31,125	$31,125	—	—	—	—
Desert Sky Mall (50%)		03/06/09	25,750	25,750	—	—	—	—
Metrocenter Mall (15%)		02/09/09	3,240	3,240	—	—	—	—
Metrocenter Mall (15%)		02/09/09	16,800	16,800	—	—	—	—
NorthPark Land (50%)		08/30/09	3,500	3,500	—	—	—	—
Promenade at Casa Grande (51.3%)		08/16/09	49,706	49,706	—	—	—	—
Superstition Springs Center (33.3%)		09/09/09	22,498	22,498	—	—	—	—
2009 loans under negotiation for extension:
Twenty Ninth Street (c)		06/05/09	115,000	115,000	—	—	—	—

Total / Average	$565		$946,771	$267,619	$679,152	$1,062,500	$1,156,500	$383,348

(a)
This information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

(b)
This refinancing is under contract for $250 million (Company's pro rata share is $127.5 million) for a 7 year fixed rate loan at 6.0% and is anticipated to close in Year 2008.

(c)
This loan is currently under negotiation for a three year extension.

  The Macerich Company
  Supplemental Financial and Operating Information (Unaudited)
  2010 Summary of Financing Plan (at Company's pro rata share)

Center/Entity (dollars in thousands)	Sales PSF as of 12/31/07	Maturity Date	Total Debt Maturing in 2010 (Balance as of 9/30/08)	Less Debt with Extension Options	Net Debt Maturing in 2010	Estimated New Loan Range—Low End (a)	Estimated New Loan Range—High End (a)	Estimated Net Proceeds Over Existing Loan—@ Low End of Range (a)
2010 loans Maturing:
Camelback Colonnade (75%)	$330	10/09/10	$31,125	$0	$31,125	$42,000	$49,000	$10,875
Metrocenter Mall (15%)	$345	02/09/10	20,040	0	20,040	14,000	16,000	(6,040)
Vintage Faire Mall	$562	09/01/10	63,601	0	63,601	183,000	217,000	119,399
Santa Monica Place	n/a	11/01/10	78,186	0	78,186	270,000	309,000	191,814
Ridgmar (50%)	$323	04/11/10	28,700	0	28,700	31,000	37,000	2,300
Kitsap Mall/Place (51%)	$407	06/01/10	28,900	0	28,900	42,000	50,000	13,100
Cascade (51%)	$355	07/01/10	19,868	0	19,868	19,000	23,000	(868)
Stonewood Mall (51%)	$449	12/11/10	37,389	0	37,389	78,000	92,000	40,611
Boulevard Shops (50%)	$421	12/17/10	10,700	0	10,700	14,000	16,000	3,300
Macerich Partnership Term Loan	n/a	04/26/10	448,125	0	448,125	350,000	450,000	(98,125)
2010 loans with extension options:
Macerich Line of Credit		04/26/10	1,022,750	1,022,750	—	—	—	—
NorthPark Land (50%)		08/30/10	3,500	3,500
Panorama Mall		02/28/10	50,000	50,000	—		—	—
Promenade at Casa Grande (51.3%)		08/16/10	49,706	49,706	—	—	—	—
Superstition Springs Center (33.3%)		09/09/10	22,498	22,498	—	—	—	—
Desert Sky Mall (50%)		03/06/10	25,750	25,750	—	—	—	—

Total / Average	$399		$1,940,838	$1,174,204	$766,634	$1,043,000	$1,259,000	$276,366

(a)
This information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information in this table.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
as of November 4, 2008

								2008	2009	2010
			Estimated Project Size (a)	Estimated Total Project Cost (a)		Estimated Pro rata Project Cost (a)	Estimated Completion Date (a)
Property	Location	Project Type			Ownership %			COST	COST	COST
REDEVELOPMENT
Scottsdale Fashion Square	Scottsdale, AZ	Expansion—Barneys New York/Retail	170,000	$143,000,000	50%	$71,500,000	2009/2010		$60,775,000	$10,725,000
Vintage Faire Mall	Modesto, CA	Expansion—Lifestyle Village	60,000	$27,000,000	100%	$27,000,000	2008/2009	$23,000,000	$4,000,000
The Oaks	Thousand Oaks, CA	Expansion	97,288	$250,000,000	100%	$250,000,000	2008/2009	$200,000,000	$50,000,000
FlatIron Crossing	Broomfield, CO	Redevelopment—Lord & Taylor Building/Re-Tenanting	100,000	$17,000,000	100%	$17,000,000	2009/2010		$14,000,000	$3,000,000
Northgate Mall	San Rafael, CA	New Retail Development	725,000	$79,000,000	100%	$79,000,000	2009/2010		$50,000,000	$29,000,000
Santa Monica Place	Santa Monica, CA	New Mall Development	550,000	$265,000,000	100%	$265,000,000	2009/2010		$225,250,000	$39,750,000
Fiesta Mall	Mesa, AZ	Anchor Replacement—Dick's Sporting Goods/Best Buy	110,000	$50,000,000	100%	$50,000,000	2009		$50,000,000
Lakewood Mall	Lakewood, CA	Anchor Addition—Costco	160,000	$23,000,000	51%	$11,730,000	2009		$11,730,000
La Cumbre Plaza	Santa Barbara, CA	Renovation		$22,000,000	100%	$22,000,000	2008/2009/2010	$7,500,000	$11,800,000	$2,700,000

TOTAL			1,972,288	$876,000,000		$793,230,000		$230,500,000	$477,555,000	$85,175,000
GROUND UP DEVELOPMENT
Estrella Falls	Goodyear, AZ	Regional Mall	1,000,000	$210,000,000	84.2%	$176,820,000	2010/2011			$88,410,000
Market at Estrella Falls	Goodyear, AZ	Power Center	500,000	$90,000,000	35.1%	$31,590,000	2008/2009/2010	$18,900,000	$9,450,000	$3,240,000
Prasada—Waddell Center West	Surprise, AZ	Power Center	525,841	$58,000,000	50.0%	$29,000,000	2010/2011			$14,500,000
Prasada—Cactus Power Center	Surprise, AZ	Power Center	683,563	$132,000,000	52.2%	$68,904,000	2010/2011			$34,452,000

TOTAL			2,709,404	$490,000,000		$306,314,000		$18,900,000	$9,450,000	$140,602,000
GRAND TOTAL			4,681,692	$1,366,000,000		$1,099,544,000		$249,400,000	$487,005,000	$225,777,000

NOTES

(a)—Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
Portfolio Capitalization at September 30, 2008
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental Funds from Operations ("FFO") Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Rent
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Summarized Balance Sheet Information
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date